WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED AUGUST 31, 2012

TO THE SUMMARY PROSPECTUS AND THE PROSPECTUS,

EACH DATED MAY 1, 2012, OF

WESTERN ASSET HIGH YIELD FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2012, as supplemented on May 31, 2012 and August 31, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2012, as supplemented on May 31, 2012 and August 31, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

Effective September 1, 2012, the sections of the fund’s Summary Prospectus and the fund’s Prospectus titled “Management – Portfolio managers” are deleted and replaced with the following text:

Portfolio management: Stephen A. Walsh, Michael C. Buchanan and Walter E. Kilcullen. Mr. Walsh has been part of the portfolio management team of the fund since its inception. Mr. Buchanan has been part of the portfolio management team of the fund since 2005. Mr. Kilcullen has been part of the portfolio management team of the fund since September 2012. These identified individuals work together with a broader investment management team.

Effective September 1, 2012, the section of the fund’s Prospectus titled “More on fund management – Portfolio managers” is deleted and replaced with the following text:

Portfolio management: The fund is managed by a broad team of investment professionals. The particular mix of investment professionals involved in developing and implementing investment strategies for the fund depends on the asset classes in which the fund invests. Senior members of the portfolio management team are responsible for the development of investment strategy and oversight for the fund and coordination of other relevant investment team members. These individuals work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions.

The individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the fund are Stephen A. Walsh, Michael C. Buchanan and Walter E. Kilcullen. Mr. Walsh has been responsible for the day-to-day management of the fund since its inception in 2001. Mr. Buchanan has been responsible for the day-to-day management of the fund since 2005. Mr. Kilcullen has been responsible for the day-to-day management of the fund since September 2012. Messrs. Walsh, Buchanan and Kilcullen have been employed by Western Asset as investment professionals for at least the past five years.

The SAI provides information about the investment professionals’ compensation, other accounts managed by the investment professionals and any fund shares held by the investment professionals.

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